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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1

             Statement of eligibility under the Trust Indenture Act of 1939 of a Corporation designated to act as Trustee

         Check if an application to determine eligibility of a Trustee pursuant to Section 305(b)(2)
                                                     ---
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                    Manufacturers and Traders Trust Company
              (Exact name of trustee as specified in its charter)

               NEW YORK                                         16-0538020
   (Jurisdiction of incorporation                            (I.R.S. employer
or organization if not a national bank)                     identification No.)

            One M&T Plaza
          Buffalo, New York                                     14240-2399
(Address of principal executive offices)                        (Zip Code)

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                        COPELCO CAPITAL FUNDING CORP. X
              (Exact name of obligor as specified in its charter)

                DELAWARE                                        22-3261117
     (State or other jurisdiction of                         (I.R.S. employer
     incorporation or organization)                         identification No.)

           700 East Gate Drive
         Mt. Laurel, New Jersey                                 08054-5400
(Address of principal executive offices)                        (Zip Code)


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                  CLASS A-1 LEASE-BACKED NOTES, SERIES 1997-A

                  CLASS A-2 LEASE-BACKED NOTES, SERIES 1997-A

                  CLASS A-3 LEASE-BACKED NOTES, SERIES 1997-A

                  CLASS A-4 LEASE-BACKED NOTES, SERIES 1997-A

                   CLASS B LEASE-BACKED NOTES, SERIES 1997-A

                        (Title of indenture securities)

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Item 1.       General Information

              Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

              Superintendent of Banks of the State of New York, 2 World Trade Center, New York, NY 10047 and Albany, NY 12203.

              Federal Reserve Bank of New York, 33 Liberty Street, New York, NY 10045.

              Federal Deposit Insurance Corporation, Washington, D.C. 20429.

    (b)       Whether it is authorized to exercise corporate trust powers.

              Yes.

Item 2.       Affiliations with Obligor

              If the obligor is an affiliate of the trustee, describe each such affiliation.

              None.

[Items 3 through 15 omitted pursuant to General Instruction B to Form T-1]

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Item 16.      List of Exhibits

              Exhibit A.        Organization Certificate of the Trustee as
                                now in effect (incorporated herein by reference to Exhibit 1, Form T-1, Registration Statement
                                No. 33-7309).

              Exhibit B.        Certificate of Authority of the Trustee to
                                commence business (incorporated herein by reference to Exhibit 2, Form T-1, Registration
                                Statement No. 33-7309).

              Exhibit C.        Authorization of the Trustee to exercise
                                corporate trust powers (incorporated herein by reference to Exhibit 3, Form T-1, Registration
                                Statement No. 33-7309).

              Exhibit D.        Existing By-Laws of the Trustee (incorporated
                                herein by reference to Exhibit 4, Form T-1, Registration Statement No. 33- 7309).

              Exhibit E.        Not Applicable.

              Exhibit F.        Consent of the Trustee (incorporated herein by
                                reference to Exhibit 6, Form T-1, Registration
                                Statement No. 33-7309).

              Exhibit G.        Report of Condition of the Trustee.*

              Exhibit H.        Not Applicable.

              Exhibit I.        Not Applicable

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* Filed Herewith



                                   SIGNATURE

              Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Manufacturers and Traders Trust Company, a banking corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Buffalo, and State of New York, on the 7th day of May, 1997.

                                        MANUFACTURERS AND TRADERS TRUST COMPANY

                                        By: /s/ STUART A. MITCHELL
                                            -----------------------------------
                                            Stuart A. Mitchell
                                            Assistant Vice President

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                                                       EXHIBIT G
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
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                                      MANUFACTURERS AND TRADERS TRUST COMPANY
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CONDENSED CONSOLIDATED BALANCE SHEET
                                                                                                 December 31
                                                                                   ---------------------------------------
Dollars in thousands                                                                       1996               1995
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
Assets                        Cash and due from banks                                      $   362,253           403,759
                              Money-market assets                                              207,971           135,809
                              Investment securities
                                Available for sale (cost: $1,315,225 in 1996;
                                   $1,367,812 in 1995)                                       1,307,685         1,360,611
                                Held to maturity (market value: $77,512 in
                                   1996; $86,212 in 1995)                                       76,944            85,250
                                Other (market value: $38,673 in 1996;
                                   $37,943 in 1995)                                             38,673            37,943
                            ----------------------------------------------------------------------------------------------
                                            Total investment securities                      1,423,302         1,483,804
                            ----------------------------------------------------------------------------------------------
                              Loans and leases, net of unearned discount                     8,981,159         8,023,890
                              Allowance for possible credit losses                           (239,064)         (225,162)
                            ----------------------------------------------------------------------------------------------
                                Loans and leases, net                                        8,742,095         7,798,728
                              Other assets                                                     347,224           357,067
                            ----------------------------------------------------------------------------------------------
                                Total assets                                               $11,082,845        10,179,167
==========================================================================================================================
Liabilities                   Deposits
                                Noninterest-bearing                                        $ 1,327,900         1,186,285
                                Interest-bearing                                             6,988,061         6,655,967
                            ----------------------------------------------------------------------------------------------
                                            Total deposits                                   8,315,961         7,842,252
                              Short-term borrowings                                          1,728,767         1,315,285
                              Accrued interest and other liabilities                           172,740           159,455
                              Long-term borrowings                                             178,002           192,791
                            ----------------------------------------------------------------------------------------------
                                Total liabilities                                           10,395,470         9,509,783
                            ----------------------------------------------------------------------------------------------
Stockholder's equity                                                                           687,375           669,384
                            ----------------------------------------------------------------------------------------------
                                Total liabilities and stockholder's equity                 $11,082,845        10,179,167
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Member FDIC and Federal Reserve System

                                     G-1